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   As filed with the Securities and Exchange Commission on February 29, 2000.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                     February 29, 2000 (February 14, 2000)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                     0-19312                22-2822175
(State of other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

                   707 State Road, #206, Princeton, NJ 08540
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001
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                                 MEDAREX, INC.

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K/A

Item 5.      Other Events .................................................. 3

Item 7.      Financial Statements and Exhibits ............................. 4

Signature    ............................................................... 5

                                       2
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          Item 5.   Other Events.

     This Current Report on Form 8-K/A is being submitted in order to re-file a material contract recently entered into by Medarex, Inc.

                                       3
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          Item 7.   Financial Statements and Exhibits.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K/A:

Exhibit
Number                        Description of Exhibit
-------                       ----------------------

10.1 Letter of Intent dated February 10, 2000 between Medarex, Inc. and Eos Technology, Inc.

                                       4
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEDAREX, INC.
                                    Registrant


Date: February 29, 2000             By: /s/ Lisa N. Drakeman
                                        --------------------------------------
                                        Lisa N. Drakeman
                                        Senior Vice President

                                       5
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                                 PAGE
NUMBER              DESCRIPTION                                       NUMBER
-------             -----------                                       ------

10.1 Letter of Intent dated February 10, 2000 between Medarex, Inc. and Eos Technology, Inc.

                                       6